UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2003

Dell Computer Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17017 (Commission File Number)	74-2487834 (I.R.S. Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices, including zip code)

512-338-4400
(Registrant’s telephone number, including area code)

The information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7 — Financial Statements and Exhibits.

(c)	Exhibits — The following exhibit is furnished as part of this Report:

Exhibit 99.1 — Text of Press Release issued by Dell Computer Corporation, dated May 15, 2003.

Item 9 — Information Provided Under Item 12

The information in this Report, which is provided under Item 12, “Results of Operations and Financial Condition,” is being furnished under Item 9 in accordance with Securities and Exchange Commision Release No. 33-8216.

On May 15, 2003, Dell Computer Corporation issued a press release announcing its financial results for the fiscal quarter ended May 2, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELL COMPUTER CORPORATION

Dated:	May 15, 2003	By:	/s/ Robert W. Davis Robert W. Davis Vice President, Corporate Planning and Reporting (on behalf of the registrant and as principal accounting officer)

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EXHIBIT INDEX

Exhibit
No.		Description of Exhibit

99.1	-	Text of Press Release issued by Dell Computer Corporation, dated May 15, 2003

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